EXHIBIT 99.2
INVESTOR SUPPLEMENT — FIRST QUARTER 2008
DOVER CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited) (dollars in thousands, except per share data)

	Three Months Ended March 31
	2008	2007
Revenue	$1,855,062	$1,719,348
Cost of goods and services	1,173,326	1,096,955

Gross profit	681,736	622,393
Selling and administrative expenses	448,536	413,183

Operating earnings	233,200	209,210
Interest expense, net	23,330	21,838
Other expense (income), net	2,517	(280)

Total interest/other expense, net	25,847	21,558

Earnings before provision for income taxes and discontinued operations	207,353	187,652
Provision for income taxes	61,090	53,161

Earnings from continuing operations	146,263	134,491
Earnings (loss) from discontinued operations, net	913	(5,560)

Net earnings	$147,176	$128,931

Basic earnings (loss) per common share:
Earnings from continuing operations	$0.76	$0.66
Loss from discontinued operations	—	(0.03)
Net earnings	0.76	0.63

Weighted average shares outstanding	192,424	204,457

Diluted earnings (loss) per common share:
Earnings from continuing operations	$0.76	$0.65
Loss from discontinued operations	—	(0.03)
Net earnings	0.76	0.63

Weighted average shares outstanding	193,257	206,182

Dividends paid per common share	$0.200	$0.185

The following table is a reconciliation of the share amounts used in computing earnings per share:

	Three Months Ended March 31
	2008	2007
Weighted average shares outstanding — Basic	192,424	204,457
Dilutive effect of assumed exercise of employee stock options	833	1,725

Weighted average shares outstanding — Diluted	193,257	206,182

Anti-dilutive shares excluded from diluted EPS computation	5,428	3,400

DOVER CORPORATION – INVESTOR SUPPLEMENT
FIRST QUARTER 2008
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION
(unaudited) (dollars in thousands)

	2007					2008
	Q1	Q2	Q3	Q4	FY 2007	Q1

REVENUE
Industrial Products
Material Handling	$243,344	$251,679	$233,106	$230,983	$959,112	$253,895
Mobile Equipment	307,758	315,394	315,920	323,912	1,262,984	329,723
Eliminations	(219)	(220)	(203)	(335)	(977)	(157)

	550,883	566,853	548,823	554,560	2,221,119	583,461

Engineered Systems					—
Product Identification	206,625	224,353	227,617	253,985	912,580	231,526
Engineered Products	285,108	311,178	333,254	305,169	1,234,709	290,618

	491,733	535,531	560,871	559,154	2,147,289	522,144

Fluid Management					—
Energy	189,367	188,690	197,759	199,208	775,024	213,003
Fluid Solutions	169,669	174,579	176,756	186,109	707,113	188,328
Eliminations	(40)	(24)	(12)	(53)	(129)	(32)

	358,996	363,245	374,503	385,264	1,482,008	401,299

Electronic Technologies	321,173	340,717	363,002	365,211	1,390,103	351,757

Intra-segment eliminations	(3,437)	(3,455)	(3,370)	(4,168)	(14,430)	(3,599)

Total consolidated revenue	$1,719,348	$1,802,891	$1,843,829	$1,860,021	$7,226,089	$1,855,062

NET EARNINGS
Segment Earnings:
Industrial Products	$70,148	$85,077	$75,893	$65,933	$297,051	$75,697
Engineered Systems	50,944	77,318	79,451	74,104	281,817	63,583
Fluid Management	73,842	73,283	79,184	78,267	304,576	85,139
Electronic Technologies	36,949	45,354	50,801	47,233	180,337	36,234

Total Segments	231,883	281,032	285,329	265,537	1,063,781	260,653
Corporate expense / other	(22,393)	(23,106)	(21,092)	(20,578)	(87,169)	(29,970)
Net interest expense	(21,838)	(22,449)	(22,326)	(22,395)	(89,008)	(23,330)

Earnings from continuing operations before provision for income taxes	187,652	235,477	241,911	222,564	887,604	207,353
Provision for income taxes	53,161	63,510	63,972	53,688	234,331	61,090

Earnings from continuing operations	134,491	171,967	177,939	168,876	653,273	146,263
Earnings (loss) from discontinued operations, net	(5,560)	227	(3,348)	16,488	7,807	913

Net earnings	$128,931	$172,194	$174,591	$185,364	$661,080	$147,176

SEGMENT OPERATING MARGIN
Industrial Products	12.7%	15.0%	13.8%	11.9%	13.4%	13.0%
Engineered Systems	10.4%	14.4%	14.2%	13.3%	13.1%	12.2%
Fluid Management	20.6%	20.2%	21.1%	20.3%	20.6%	21.2%
Electronic Technologies	11.5%	13.3%	14.0%	12.9%	13.0%	10.3%

Total Segment	13.5%	15.6%	15.5%	14.3%	14.7%	14.1%

DOVER CORPORATION – INVESTOR SUPPLEMENT
FIRST QUARTER 2008
DOVER CORPORATION
QUARTERLY SEGMENT INFORMATION (continued)
(unaudited) (dollars in thousands)

	2007					2008
	Q 1	Q 2	Q 3	Q 4	FY 2007	Q 1

BOOKINGS
Industrial Products
Material Handling	$259,039	$246,416	$228,085	$227,507	$961,047	$263,974
Mobile Equipment	374,845	353,122	298,016	338,357	1,364,340	360,324
Eliminations	(438)	(445)	(324)	(349)	(1,556)	(296)

	633,446	599,093	525,777	565,515	2,323,831	624,002

Engineered Systems
Product Identification	215,596	219,111	231,166	253,343	919,216	239,547
Engineered Products	322,940	344,559	294,235	247,718	1,209,452	309,998

	538,536	563,670	525,401	501,061	2,128,668	549,545

Fluid Management
Energy	200,010	187,502	194,733	202,820	785,065	233,662
Fluid Solutions	171,944	180,964	177,021	186,715	716,644	197,289
Eliminations	(15)	(16)	(12)	(67)	(110)	(24)

	371,939	368,450	371,742	389,468	1,501,599	430,927

Electronic Technologies	311,840	354,858	381,804	330,049	1,378,551	360,336

Intra-segment eliminations	(3,041)	(4,308)	(4,474)	(2,837)	(14,660)	(2,992)

Total consolidated bookings	$1,852,720	$1,881,763	$1,800,250	$1,783,256	$7,317,989	$1,961,818

BACKLOG
Industrial Products
Material Handling	$161,991	$157,945	$153,245	$149,628		$165,067
Mobile Equipment	501,591	541,683	529,423	543,776		575,070
Eliminations	(207)	(236)	(275)	(195)		(171)

	663,375	699,392	682,393	693,209		739,966

Engineered Systems
Product Identification	66,875	62,216	68,682	68,938		79,956
Engineered Products	286,313	327,088	287,901	230,796		251,073

	353,188	389,304	356,583	299,734		331,029

Fluid Management
Energy	88,392	89,044	87,105	88,245		106,540
Fluid Solutions	65,683	72,028	73,007	73,713		85,130
Eliminations	(8)	—	—	(14)		(6)

	154,067	161,072	160,112	161,944		191,664

Electronic Technologies	229,010	243,996	266,474	232,704		246,711

Intra-segment eliminations	(1,193)	(2,110)	(3,223)	(1,913)		(2,039)

Total consolidated backlog	$1,398,447	$1,491,654	$1,462,339	$1,385,678		$1,507,331

ACQUISITION RELATED DEPRECIATION AND AMORTIZATION EXPENSE *

Industrial Products	$6,460	$6,417	$6,933	$6,899	$26,709	$8,935
Engineered Systems	12,094	5,954	6,257	6,948	31,253	6,601
Fluid Management	3,800	3,812	3,796	4,161	15,569	3,914
Electronic Technologies	8,756	10,319	9,957	9,264	38,296	8,902

	$31,110	$26,502	$26,943	$27,272	$111,827	$28,352

*	Represents the pre-tax impact on earnings from the depreciation and amortization of acquisition accounting write-ups to reflect the fair value of inventory, property, plant and equipment and intangible assets.

DOVER CORPORATION – INVESTOR SUPPLEMENT
FIRST QUARTER 2008
DOVER CORPORATION
QUARTERLY EARNINGS PER SHARE
(unaudited)

	2007					2008
	Q1	Q2	Q3	Q4	FY 2007	Q1

Basic earnings (loss) per common share:
Continuing operations	$0.66	$0.84	$0.89	$0.86	$3.24	$0.76
Discontinued operations	(0.03)	0.00	(0.02)	0.08	0.04	0.00
Net earnings	0.63	0.84	0.87	0.95	3.28	0.76

Diluted earnings (loss) per common share:
Continuing operations	$0.65	$0.83	$0.88	$0.86	$3.22	$0.76
Discontinued operations	(0.03)	0.00	(0.02)	0.08	0.04	0.00
Net earnings	0.63	0.84	0.86	0.94	3.26	0.76

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